UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 31, 2008 (December 30, 2008)

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Avis Budget Group, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

 (973) 496-4700
(Registrant's telephone number, including area code)

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2008, we amended the agreements we have with our Chief Executive Officer; our President and Chief Operating Officer, our Chief Financial Officer; our Executive Vice President, Operations; and our Chief Human Resource Officer.

The amendments to each agreement were effectuated principally to cause such agreements to be in compliance with Section 409A of the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder.  In addition, the amendments provide for a pro-rated annual bonus payment on death or disability for our Chief Executive Officer; our President and Chief Operating Officer; and our Chief Financial Officer and extend the term to August 1, 2011 and August 31, 2011 for our Chief Executive Officer and Chief Financial Officer, respectively.

The amendments to the agreement with our President and Chief Operating Officer provide for (1) a new three-year term ending on January 1, 2012; (2) salary increases in 2010 and 2011; (3) beginning 18 months from the effective date through the end of the term of the agreement, a transition to the role of Vice Chairman, which role is not expected to comprise day to day operating responsibility; and (4) at the end of the term of the agreement, full vesting of time-based equity awards, pro-rata vesting of performance-based equity awards, and non-cash severance benefits.  The amendments to the agreement with our Chief Financial Officer also provide for salary increases in 2010 and 2011.

A copy of each of the amended agreements is attached hereto as an Exhibit and is incorporated herein by reference. The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the amended agreements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1	Employment Agreement between Avis Budget Group, Inc. and Ronald L. Nelson.
10.2	Employment Agreement between Avis Budget Group, Inc. and F. Robert Salerno.
10.3	Employment Agreement between Avis Budget Group, Inc. and David B. Wyshner.
10.4	Agreement between Avis Budget Group, Inc. and Mark Servodidio.
10.5	Agreement between Avis Budget Group, Inc. and Larry De Shon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIS BUDGET GROUP, INC. /s/ Jean M. Sera
By:	Jean M. Sera Senior Vice President and Secretary

Date:  December 31, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement between Avis Budget Group, Inc. and Ronald L. Nelson.
10.2	Employment Agreement between Avis Budget Group, Inc. and F. Robert Salerno.
10.3	Employment Agreement between Avis Budget Group, Inc. and David B. Wyshner.
10.4	Agreement between Avis Budget Group, Inc. and Mark Servodidio.
10.5	Agreement between Avis Budget Group, Inc. and Larry De Shon.